                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A

               For Registration of Certain Classes of Securities

                    Pursuant to Section 12(b) or (g) of the

                        Securities Exchange Act of 1934

                                  Curis, Inc.
                                  -----------

            (Exact name of registrant as specified in its charter)

                    Delaware                       04-35051136
                    --------                       -----------
           (State of Incorporation                (IRS Employer
               or Organization)                 Identification No.)

                    45 Moulton Street, Massachusetts  02138
                    ---------------------------------------
             (Address of principal executive offices)  (zip code)

If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box. [ ]                                    box. [X]

Securities Act registration statement file number to which         333-32446
this form relates:                                               -------------
                                                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class            Name of Each Exchange on Which
         to be so Registered            Registered  is to be Registered
         -------------------            -------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.01 par value per share
                    ---------------------------------------
                                (Title of Class)
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Item 1: Description of Registrant's Securities to be Registered.
        -------------------------------------------------------

The description under the heading "Description of Curis Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-4") (File No. 333-32446) is incorporated herein by reference.

Item 2: Exhibits.
        --------

The following exhibits are filed herewith (or incorporated herein by reference as indicated below):

        1. Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4.

        2. By-laws of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4.
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    CURIS, INC.

          Date:  April 12, 2000

                                    By: /s/  Doros Platika
                                       --------------------
                                         Doros Platika
                                         President and Chief Executive Officer